UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 15, 2011

VALASSIS COMMUNICATIONS, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-10991	38-2760940

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

19975 Victor Parkway, Livonia, MI		48152
(Address of Principal Executive Offices)		(Zip Code)

        (734) 591-3000

Registrant’s Telephone Number, Including Area Code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR
240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR
240.13e-4(c))

Items to be Included in this Report

Item 7.01.  Regulation FD Disclosure.

Valassis Communications, Inc. (“Valassis”) is furnishing the attached investor presentation as Exhibit 99.1 which will be used as public relations material as well as for future meetings with investors, stockholders and analysts. A copy of the presentation is also available on Valassis’ website at www.valassis.com. Valassis does not intend to file any update to this investor presentation. The fact that this investor presentation is being furnished should not be deemed an admission as to the materiality of any information contained in the presentation.

The information furnished pursuant to this Current Report on Form 8-K (including Exhibit 99.1 hereto) shall not be considered “filed” under the Securities Exchange Act of 1934, as amended, nor shall it be incorporated by reference into any filings by Valassis under the Securities Act of 1933, as amended, or under the Securities Exchange Act of 1934, as amended, unless Valassis expressly sets forth in such filing that such information is to be considered “filed” or incorporated by reference therein.

Item 9.01.  Financial Statements and Exhibits.

(d)       Exhibits.

Exhibit No.	Description
99.1	Investor Presentation

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VALASSIS COMMUNICATIONS, INC.

	By:	/s/ Todd Wiseley
Date: August 15, 2011	Name:	Todd Wiseley
	Title:	General Counsel and Senior Vice President, Administration

Exhibit Index

Exhibit No.	Description
99.1	Investor Presentation